                                                                   Exhibit 3-290
--------------------------------------------------------------------------------

Microfilm Number              Filed with the Department of State on FEB 01 1993

Entity Number o                         /s/ [graphic omitted]

                           ----------------------------------------------------
                              Secretary of the Commonwealth

                      ARTICLES OF INCORPORATION-FOR PROFIT
                                       OF

                        West Phila. LTC Management, Inc.
-------------------------------------------------------------------------------
                               Name of Corporation
                      A TYPE OF CORPORATION INDICATED BELOW

Indicate type of domestic corporation:

|xx|  Business-stock (15 Pa.C.S. ss. 1306)                      _____ Management (15 Pa.C.S. ss. 2702)

_____ Business-nonstock (15 Pa.C.S. ss. 2102)                   _____ Professional (15 Pa.C.S. ss. 2903)

_____ Business-statutory close (15 Pa.C.S. ss. 2303)            _____ Insurance (15 Pa.C.S. ss. 3101)

                    _____ Cooperative (15 Pa. C.S. ss. 7102)

              DSCB:15-1306/2102/2302/2702/2903/3101/7102A (Rev91)

   In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned. desiring to Incorporate a corporation for profit hereby state(s) that:

1.   The name of the corporation is West Phila. LTC Management, Inc.
     ---------------------------------------------------------------------------

2. The (a) address of the corporations's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

     (a) -----------------------------------------------------------------------
         Number and Street          City       State      Zip       County


     (b) c/o: C T Corporation System                                Philadelphia
         -----------------------------------------------------------------------
         Name of Commercial Registered Office Provider              County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The corporation is incorporated under the provision of the Business Corporation Law of 1988.

4. The aggregate number of shares authorized is: 1, 000 ($1 Par ) (other provisions, if any, attach 8 1/2 x 11 sheet)

5. The name and address, including street and number, if any, of each incorporator is:

     Name                    Address

     Mary L. Nippell         Mesirov, Gelman, et als
                             1735 Market Street, 38th Floor
                             Philadelphia, PA 19103

6.   The specific effective date, if any, is
     ___________________________________________________________________________
     month       day       year          hour, if any

M.BURR KEIM COMPANY                                             93 FEB-1 PM 2:42
(215) 583-8113 (800) 533-8113                                  PA DEPT. OF STATE

DSCB:15-1306/2102/2303/2702/2903/3101/7102A (Rev 91)-2


7. Any additional provisions of the articles, if any, attach an 8 1/2 x 11 sheet.

8. Statutory close corporations only: Neither the corporation nor any shareholder shall make an offering of any of its shares of any class that would constitute a "public offering" within the meaning of the Securites Act of 1933 (15 U.S.C. ss. 77a et seq.).

9. Cooperative corporations only: (Complete and strike out inapplicable term) The common bond of membership among its members/shareholders is:

     ___________________________________________________________________________

10 In all elections for Directors, each shareholder entitled to vote shall be entitled to only one vote for each share held, it being intended hereby to deny to shareholders the right of cumulative voting in the election of Directors.

IN TESTIMONY WHEREOF, the incorporator has signed these Articles of Incorporation this 28th day of January, 1993.

/s/ Mary L. Nippell

------------------------------------      --------------------------------------
            (Signature)                                 (Signature)
Mary L. Nippell


M.BURR KEIM COMPANY                       93 FEB-1 PM 2:42
(215) 583-8113 (800) 533-8113             PA DEPT. OF STATE

Microfilm Number _______       Filed with the Department of State on AUG 03 1998

Entity Number 2242163          /s/ [graphic omitted]
                               -------------------------------------------------
                                         Secretary of the Commonwealth


                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                   DSCB: 15-1507/4144/5507/6144/8506 (Rev 90)

Indicate type of entity (check one):

|x|   Domestic Business Corporation (15 Pa.C.S. ss. 1507)    _____ Foreign Nonprofit Corporation (15 Pa.C.S. ss. 6144)

_____ Foreign Business Corporation (15 Pa.C.S. ss. 4144)     _____ Domestic Limited Partnership (15 Pa.C.S. ss. 8506)

_____ Domestic Nonprofit Corporation (15 Pa.C.S. ss. 5507)

     In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name of the corporation or limited partnership is: West Philadelphia LTC Management, Inc.

     ___________________________________________________________________________

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a) 1635 Market Street,   Philadelphia,   PA        19103   Philadelphia
         ----------------------------------------------------------------------
         Number and Street     City            State     Zip     County

     (b) c/o C. T. Corporation System
             -----------------------------------------------------------
             Name of Commercial Registered Office Provider       County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3.   (Complete part (a) or (b)):

     (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be charged is:

      101 East State Street,   Kennett Square,     PA        19348       Chester
      --------------------------------------------------------------------------
      Number and Street        City                State     Zip         County

     (b) The registered office of the corporation or limited partnership shall be provided by:

         c/o:
              ------------------------------------------------------------------
              Name of Commercial Registered Office Provider               County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

(PA.-429-10/1/92)

DSCB:15-1507/4144/5507/6144/8506 (Rev 90)-2


4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

     IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 28th day of July, 1998.

                                    West Philadelphia LTC Management, Inc.
                                    --------------------------------------------
                                    Name of Corporation/Limited Partnership


                                    BY: /s/ [graphic omitted]
                                    --------------------------------------------
                                    (Signature)

                                    TITLE: Vice President Office of the Chairman
                                           and Corporate Secretary

(PA.-429)